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                                                                    EXHIBIT 99.5



                       INSTRUCTIONS FOR VOTING YOUR PROXY


                     THERE ARE THREE WAYS TO VOTE YOUR PROXY




                                VOTE BY TELEPHONE

Please follow the four steps below, and your vote will be immediately confirmed and posted.

1.       Read the accompanying proxy statement.

2. Call 1-800-732-4052 in the United States or Canada any time on a touch tone telephone. There is no charge for the call.

3.       Enter your 12-digit Control Number located below.

4.       Follow the recorded instructions.

                                VOTE BY INTERNET

1.       Visit the Internet voting Website at HTTP://PROXY.GEORGESON.COM

2. Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen

3.       You will incur only your usual internet charges

                                  VOTE BY MAIL

1. Simply mark, sign and date your proxy card and return it in the postage-paid envelope

                IF YOU ARE VOTING BY TELEPHONE OR THE INTERNET,
                       PLEASE DO NOT MAIL YOUR PROXY CARD



         COMPANY NUMBER                               CONTROL NUMBER




 IF YOU ARE VOTING BY TELEPHONE OR THE INTERNET, PLEASE DO NOT MAIL YOUR PROXY
                                      CARD
                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE




[X]      PLEASE MARK
         YOUR VOTES AS IN
         THIS EXAMPLE.

                                             FOR      AGAINST       ABSTAIN
                                             [  ]        [ ]           [  ]

The Board of Directors of the Company recommends a vote "FOR" Proposal 1.

1. Approval of the agreement and plan of merger, dated October 28, 2002, by and between the Company and Equity One, Inc., a Maryland corporation, and the merger of the Company with and into Equity One.

2. To transact any other business as may properly come before the special meeting or any adjournments or postponements of that meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

UNLESS VOTING BY TELEPHONE OR THE INTERNET, PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE NECESSARY IF MAILED WITHIN THE UNITED STATES.



                           The undersigned hereby acknowledges receipt of (i) the notice of special meeting and (ii) the joint proxy statement/prospectus.

                           DATE:.                                    , 200
                                -------------------------------------     -----


                           ----------------------------------------------------
                           SIGNATURE


                           ----------------------------------------------------
                           SIGNATURE (if held jointly)


                           ----------------------------------------------------
                           Note: Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the meeting. When shares are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If partnership, please sign in the partnership name by authorized person.


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P R O X Y

                              IRT PROPERTY COMPANY

             200 GALLERIA PARKWAY, SUITE 1400 ATLANTA, GEORGIA 30339

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY' S BOARD OF DIRECTORS

         The undersigned holder of common stock of IRT Property Company, a Georgia corporation (the "Company"), hereby appoints Thomas H. McAuley, W. Benjamin Jones III and James G. Levy, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of the Company that the undersigned is entitled to vote at the Company's special meeting of stockholders, to be held on February 12, 2003, at 10:00 a.m. (local time) at The Cobb Galleria Centre, Two Galleria Parkway, Room 113, Atlanta, Georgia 30339, and at any adjournments or postponements thereof.

UNLESS VOTING BY TELEPHONE OR THE INTERNET, PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED. TO QUICKLY AND EASILY VOTE BY PHONE OR THE INTERNET, PLEASE REFER TO THE INSTRUCTIONS ON THE REVERSE SIDE OF THIS CARD.


SEE REVERSE                                                         SEE REVERSE
    SIDE          CONTINUED AND TO BE SIGNED ON REVERSE SIDE             SIDE